Exhibit 99.1

PhotoMedex Sells XTRAC® Business to MELA Sciences for $42.5 Million, Pays off All Outstanding Debt

HORSHAM, Pa.--(BUSINESS WIRE)--June 23, 2015--PhotoMedex, Inc. (NasdaqGS and TASE:PHMD) announces the sale of its worldwide XTRAC® and VTRAC® psoriasis and vitiligo treatment businesses to MELA Sciences, Inc. (Nasdaq:MELA) for $42.5 million in cash. In addition, the company announces it has paid off in full all outstanding debt, which totaled $40.1 million as of June 22, 2015.

“PhotoMedex is now able to focus solely on our core consumer and skincare businesses, including the no!no!™, Kyrobak® and Neova® brands, without the burden of debt payments and the restrictions of forbearance agreements. These highly-regarded and established brands are sold worldwide via direct-to-consumer, retail and distribution channels, and through more than 2,400 U.S. dermatology and plastic surgery offices,” said Dr. Dolev Rafaeli, chief executive officer of PhotoMedex.

“PhotoMedex is a global company with our North America consumer marketing efforts served by Radiancy Inc. from our offices in New York, Europe served by PhotoTherapeutics LTD from our offices in the U.K. and the global distribution markets, which include our recently announced no!no! re-launch in Japan by Radiancy LTD, served by our offices in Israel,” he added. “In addition, our 15-person Neova sales team is focused on providing product launches, training and customer service to physicians in the U.S. market.”

About PhotoMedex

PhotoMedex is a global skin health company providing aesthetic solutions to dermatologists, professional aestheticians and consumers. The company provides proprietary products and services that address skin diseases and conditions including acne and photo damage. Its long-held experience in the physician market provides the platform to expand its skin health solutions to spa markets, as well as traditional retail, online and direct to consumer outlets for home-use products. PhotoMedex sells home-use devices under the no!no!™ brand for various indications including hair removal, acne treatment and skin rejuvenation. The company also offers a professional product line for acne clearance, skin tightening, psoriasis care and hair removal sold to physician clinics and spas.

SAFE HARBOR STATEMENT

Some portions of the press release, particularly those describing PhotoMedex' strategies, operating expense reductions and business plans contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of management for future operations; any statements regarding product development, product extensions, product integration or product marketing; any statements regarding continued compliance with government regulations, changing legislation or regulatory environments; any statements of expectation or belief and any statements of assumptions underlying any of the foregoing. In addition, there are risks and uncertainties related to our ability to ensure continued regulatory compliance, performance and/or market growth. These risks, uncertainties and other factors, and the general risks associated with the businesses of the Company described in the reports and other documents filed with the SEC, could cause actual results to differ materially from those referred to, implied or expressed in the forward-looking statements. The Company cautions readers not to rely on these forward-looking statements. All forward-looking statements are based on information currently available to the Company and are qualified in their entirety by this cautionary statement. The Company anticipates that subsequent events and developments will cause its views to change. The information contained in this press release speaks as of the date hereof and the Company has or undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:
PhotoMedex, Inc.
Dennis McGrath, 215-619-3287
Chief Financial Officer
info@photomedex.com
or
LHA
Kim Sutton Golodetz, 212-838-3777
or
Kgolodetz@lhai.com
Bruce Voss, 310-691-7100
Bvoss@lhai.com
@LHA_IR_PR